Exhibit 10.1

EXECUTION COPY
AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of January 31, 2018
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), ADVANCE AUTO PARTS, INC., a Delaware corporation ( “Parent”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Parent, the Lenders and the Administrative Agent are parties to an Credit Agreement dated as of January 31, 2017 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
(3)    Pursuant to Section 2.22(a) of the Credit Agreement, the Borrower delivered to the Administrative Agent on December 4, 2017 a request that each Lender extend such Lender’s Maturity Date for an additional one year.
Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)The definition of “Consolidated Adjusted Funded Debt” in Section 1.01 is amended by deleting from clause (ii) the figure “6.00” and substituting therefor the figure “5.00.”

(a)The definition of “Consolidated EBITDA” in Section 1.01 is amended by (i) substituting a comma for the word “and” immediately before clause (e) and (ii) adding immediately after such clause (e) the following:

and (f) cash charges and accruals for future cash charges for such period, provided that the aggregate amount of charges added to Adjusted Consolidated Net Income under this clause (f) for all periods shall not during the term of this Agreement exceed $75,000,000,
(b)A new Section 1.07 is added to read as follows:

SECTION 1.07. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(iii)syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after providing the Borrower with written notice of such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may agree to amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended, and (y) the Adjusted LIBO Rate component shall no longer be utilized in determining the Alternate Base Rate.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of ABR Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.

As used above:
“LIBOR Screen Rate” means the LIBOR quote on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Alternate Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice as agreed between the Administrative Agent and the Borrower (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).

(d)Section 6.08 is amended by deleting the figure “3.25” and substituting therefor the figure “3.5.”

(e)Section 6.09 is amended in full to read as follows:

SECTION 6.09. Consolidated Coverage Ratio. The Borrower will not permit the Consolidated Coverage Ratio for any period of four fiscal quarters ending on or around the dates indicated below to be less than the ratio set opposite such dates:

Fiscal Quarter Ending	Ratio
On or before December 30, 2017	2.25 to 1.00
April 21, 2018 through December 29, 2018	2.00 to 1.00
April 20, 2019 and thereafter	2.25 to 1.00

(f)A new Section 8.10 is added to read as follows.

SECTION 8.10. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3- 101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, that:
(i)none of the Administrative Agent, any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)no fee or other compensation is being paid directly to the Administrative Agent, or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)     The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
As used in this Section the following terms have the meanings indicated:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

Subject to the effectiveness of Section 2 hereof, Schedule 2.01 of the Credit Agreement is amended in full to read as set forth on Schedule A to this Amendment.

Section 2. Consent to Extension of Maturity Date. Each Lender so indicating on its signature page to this Amendment agrees to extend its Maturity Date by one year to January 31, 2023. This agreement to extend the Maturity Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.
Section 3. Conditions of Effectiveness. Section 1 of this Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders. Each Lender that consents to extend its Maturity Date shall so indicate its consent by executing as indicated on the signature pages. The effectiveness of Section 2 of this Amendment is further subject to the delivery to the Administrative Agent of (a) a certificate of each Loan Party dated as of January 31, 2018 signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of the Borrower, certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (other than any such representation and warranty that is already qualified by materiality or “Material Adverse Effect” in the text thereof, in which case such representation and warranty shall be true and correct in all respects), and except that for purposes of such certificate, the representations and warranties contained in subsections (a) and (c) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 5.01 of the Credit Agreement, and (B) no Default exists; (b) the Consent attached hereto duly executed by each of the Guarantors parties to the Guarantee Agreement; and (c) an up-front fee payable to the Administrative

Agent for the ratable account of each Increasing Lender as set forth in the Fee Letter dated as of the date hereof between the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated. This Amendment is subject to the provisions of Section 9.02 of the Credit Agreement.
Section 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as of the date hereof as follows:
(a)    no Default exists; and
(b)    the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (other than any such representation and warranty that is already qualified by materiality or “Material Adverse Effect” in the text thereof, in which case such representation and warranty shall be true and correct in all respects), and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (c) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 5.01 of the Credit Agreement).
Section 5. Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)The Credit Agreement and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

(d)This Amendment shall be deemed to constitute a Loan Document.

Section 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.
Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment, when taken together will be deemed to be but one and the same instrument and execution of any such counterpart may be evidenced by a telecopier or electronic transmission of the signature of such party.

Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADVANCE AUTO PARTS, INC.,

By:	/s/ Thomas B. Okray
Name: Thomas B. Okray
Title: Chief Financial Officer

ADVANCE STORES COMPANY, INCORPORATED,

By:	/s/ Thomas B. Okray
Name: Thomas B. Okray
Title: Chief Financial Officer

BANK OF AMERICA, N.A., Individually and as Administrative Agent

By:	/s/ Laurie Perper
Name: Laurie Perper
Title: Senior Vice President

Consent to the forgoing Amendment:

BANK OF AMERICA, N.A.

By:	/s/ Laurie Perper
Name: Laurie Perper
Title: Senior Vice President

Consent to extend its Commitment

BANK OF AMERICA, N.A.

By:	/s/ Laurie Perper
Name: Laurie Perper
Title: Senior Vice President

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lauren Baker
Name: Lauren Baker
Title: Executive Director

Consent to extend its Commitment

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lauren Baker
Name: Lauren Baker
Title: Executive Director

Consent to the forgoing Amendment:

SunTrust Bank

By:	/s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Vice President

Consent to extend its Commitment

SunTrust Bank

By:	/s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Vice President

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Conan Schleicher
Name: Conan Schleicher
Title: Senior Vice President

Consent to extend its Commitment

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Conan Schleicher
Name: Conan Schleicher
Title: Senior Vice President

Consent to the forgoing Amendment:

Wells Fargo Bank, N.A.

By:	/s/ Irena Stavreska
Name: Irena Stavreska
Title: Director

Consent to extend its Commitment

Wells Fargo Bank, N.A.

By:	/s/ Irena Stavreska
Name: Irena Stavreska
Title: Director

Consent to the forgoing Amendment:

Branch Banking & Trust Company

By:	/s/ Kelly Attayek
Name: Kelly Attayek
Title: Assistant Vice President

Consent to extend its Commitment

Branch Banking & Trust Company

By:	/s/ Kelly Attayek
Name: Kelly Attayek
Title: Assistant Vice President

Consent to the forgoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu	/s/ Virginia Cosenza
	Name: Ming K. Chu	Name: Virginia Cosenza
	Title: Director	Title: Vice President

Consent to extend its Commitment

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu	/s/ Virginia Cosenza
	Name: Ming K. Chu	Name: Virginia Cosenza
	Title: Director	Title: Vice President

Consent to the forgoing Amendment:

KeyBank National Association

By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Consent to extend its Commitment

KeyBank National Association

By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Consent to the forgoing Amendment:

PNC Bank, NATIONAL ASSOCIATION

By:	/s/ David Notaro
Name: David Notaro
Title: Senior Vice President

Consent to extend its Commitment

PNC Bank, NATIONAL ASSOCIATION

By:	/s/ David Notaro
Name: David Notaro
Title: Senior Vice President

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By:	/s/ Jason Clay
Name: Jason Clay
Title: Vice President

Consent to extend its Commitment

ROYAL BANK OF CANADA

By:	/s/ Jason Clay
Name: Jason Clay
Title: Vice President

Consent to the forgoing Amendment:

TD Bank N.A.

By:	/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

Consent to extend its Commitment

TD Bank N.A.

By:	/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

Consent to the forgoing Amendment:

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Consent to extend its Commitment

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Consent to the forgoing Amendment:

Fifth Third Bank

By:	/s/ Mary Ramsey
Name: Mary Ramsey
Title: Senior Vice President

Consent to extend its Commitment

Fifth Third Bank

By:	/s/ Mary Ramsey
Name: Mary Ramsey
Title: Senior Vice President

Consent to the forgoing Amendment:

HSBC Bank USA, N.A., as Lender

By:	/s/ Jaime Eng Mariano
Name: Jaime Eng Mariano
Title: Senior Vice President

Consent to extend its Commitment

HSBC Bank USA, N.A., as Lender

By:	/s/ Jaime Eng Mariano
Name: Jaime Eng Mariano
Title: Senior Vice President

Consent to the forgoing Amendment:

REGIONS BANK

By:	/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

Consent to extend its Commitment

REGIONS BANK

By:	/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

Consent to the forgoing Amendment:

Banco Popular de Puerto Rico, New York Branch

By:	/s/ Hector J. Gonzalez
Name: Hector J. Gonzalez
Title: Vice President

Consent to extend its Commitment

Banco Popular de Puerto Rico, New York Branch

By:	/s/ Hector J. Gonzalez
Name: Hector J. Gonzalez
Title: Vice President

CONSENT
Dated as of January 31, 2018
The undersigned, each as a Guarantor under the Guarantee Agreement dated as of January 31, 2017 (the “Guarantee Agreement”) in favor of the Administrative Agent for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to the Amendment and hereby confirms and agrees that notwithstanding the effectiveness of the Amendment, the Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guarantee Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

AAP FINANCIAL SERVICES, INC.,
ADVANCE AUTO BUSINESS SUPPORT, LLC,
ADVANCE E-SERVICE SOLUTIONS, INC.,
ADVANCE TRUCKING CORPORATION,
AUTOPART INTERNATIONAL, INC.
B.W.P. DISTRIBUTORS, INC.,
CQ SOURCING, INC.,
CROSSROADS GLOBAL TRADING CORP.,
DRIVERSIDE, INC.,
GENERAL PARTS DISTRIBUTION LLC,
GENERAL PARTS INTERNATIONAL, INC.,
GENERAL PARTS, INC.,
GOLDEN STATE SUPPLY LLC,
GPI TECHNOLOGIES, LLC,
LEE HOLDINGS NC, INC.,
MOTOLOGIC, INC.,
STRAUS-FRANK ENTERPRISES LLC,
VALLEY MASTER PARTNERSHIP LLC
WESTERN AUTO OF PUERTO RICO, INC.,
WESTERN AUTO OF ST. THOMAS, INC.,
WORLDPAC PUERTO RICO, LLC,
WORLDPAC, INC.,
WORLDWIDE AUTO PARTS
as Guarantors,
By:
/s/ Thomas B. Okray
Name: Thomas B. Okray
Title: Chief Financial Officer

ADVANCE AUTO INNOVATIONS, LLC,
ADVANCE PATRIOT, INC.,
DISCOUNT AUTO PARTS, LLC,
E-ADVANCE, LLC,
as Guarantors,
By:
/s/ Thomas B. Okray
Name: Thomas B. Okray
Title: Treasurer